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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): SEPTEMBER 30, 1997


                        D&K HEALTHCARE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                         0-20348                      43-1465483
(State or other                  (Commission File              (I.R.S. Employer
jurisdiction of                       Number)                   Identification
 organization)                                                      Number)


             8000 MARYLAND AVENUE
                  SUITE 920
             ST. LOUIS, MISSOURI                                     63105
  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (314) 727-3485



                                                              Page 1 of 5 pages
                                                        Exhibit Index on Page 4

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ITEM 5.     OTHER EVENTS.

            On September 30, 1997, D&K Healthcare Resources, Inc., a Delaware corporation (the ``Company''), was advised that a third party has acquired substantially all of the assets of its largest customer and that the purchaser of the assets has secured a new supplier. Upon closing of the transaction, the Company received payment in full of its outstanding accounts receivable from the customer. The Company issued a press release dated September 30, 1997 regarding such developments, a copy of which is included as Exhibit 99 hereto and incorporated by reference herein.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 1, 1997

                                       D&K HEALTHCARE RESOURCES, INC.



                                       By /s/ Daniel E. Kreher
                                         --------------------------------------
                                         Daniel E. Kreher, Vice President--
                                         Finance and Administration


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                              EXHIBIT INDEX

Exhibit No.                                   Description
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    99                          Press Release, dated September 30, 1997


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